UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to Section 240.14a-12

MOVING IMAGE TECHNOLOGIES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

Dear Fellow Shareholders,

Fiscal 2022 was a recovery year for Moving iMage Technologies (MiT). The cinema industry continued to show strong growth from the prior year. The box office grew from $4.4 billion in 2021 to $7.5 billion in 2022 on the heels of hit movies, including Top Gun: Maverick and Avatar: Way of the Water. This, combined with other factors I will address in this letter, led to a 153% growth in our revenues and a significant reduction in losses. We also executed our growth strategy and took steps that we believe will position the Company for sustainable long-term growth and profits.

From an industry standpoint, in addition to a box office recovery, I identified other drivers in last year’s shareholder letter that continued to play out during fiscal 2022. The first was related to government grants as part of the CARES Act, where non-publicly traded live event operators, including theater operators, could access up to $16 billion through the SBA. To date, this program, called the Shuttered Venue Operations Grant, or SVOG, has provided over $14 billion in grants as of this letter, including over $2.5 billion to cinema operators. This money started to flow during the year, and we benefited as we saw numerous cinema operators move forward with projects for new theaters and refurbishing and upgrading existing theaters to modern theaters to enhance the overall movie-going experience. These upgrades include adding amenities such as in-house bars and lounges, breweries, restaurants, and in-cinema dining. In fact, dine-in cinemas remain among the fastest-growing parts of the industry, and we believe we are very well-positioned with these circuits.

During the year, we evolved our strategy into three pillars, with strategic M&A underlying all three. The first is to drive revenue growth and margin expansion. In 2022, we moved this strategy forward in several ways. To do this, we focus on a few key areas to drive higher margins. One example is shifting our mix towards higher margin, proprietary manufactured products. In fiscal 2022, we acquired a product line that complements our proprietary manufactured product and ADA strategies at a bargain price. These products make up the low end of a barbell strategy, as having a certain number of them is required in every theater in the U.S. On the high end, we are in the final stages of preparation to release our multi-language translator product and service, the MiTranslator. This disruptive offering brings multi-language, in-theatre captioning capabilities, including American Sign Language, to viewers through Augmented Reality glasses. Those who did could now have a significantly enhanced movie-viewing experience. Since this product meets all ADA requirements, it also allows theaters to engage with consumers in those markets. Finally, we believe this product is internationally viable. For example, if the movie was not originally filmed in a local language, it could still be shown and translated into any translated language instead of voice-overs.

Another opportunity to increase margins is our bundled solution for venue management called CineQC, which includes a recurring revenue SaaS platform, hardware, and services. This hosted software platform contains applications for quality assurance, theater operations, staff management, inventory control, back-office analytics, and remote access and control over auditorium systems. We signed our first client for CineQC, National Amusements, the owner of Viacom/CBS/Paramount, and theaters with approximately 800 screens on a global basis. The initial contract was for their 293 North American screens. Post- installation, we worked closely with National Amusements to further develop our platform with features that they required and would be leverageable to other cinema circuits. Like our translation offering, we believe this product is viable internationally.

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The second pillar is to move beyond cinema and turn MiT into a leading provider of technology, products, and services for outside-the-home entertainment including sports venues and Esports. Initially, our Caddy product line will be the trojan horse in sports venues and our relationship with SNDBX will drive Esports. Caddy designs and sells cupholders and other seating-based products and lighting systems. Caddy also has over 20 current patents. They are the market leader in cinema, stadiums, and arenas, and their customers include over 80% of MLB, NHL, NBA, and NFL stadiums. The opportunity consists of not only retrofitting millions of seats but we have some interesting new digital technology in development that we think can also disrupt the industry and materially expand Caddy’s addressable market. The hardware is developed, and now we are working with industry players to identify the right applications and services. In addition to traditional and new Caddy products, we believe Caddy can enable us to expand into stadiums and arenas to sell our proprietary products. For example, we believe our CineQC software can be transitioned, with minimal investment, to address a significant gap in stadium operations and management.

Esports is a new, exciting market opportunity for us. We partner with SNDBX, which develops local, amateur Esports leagues that movie theaters host. Given the strong international interest in amateur gaming, this market has tremendous upside, and we have started to see initial sales in fiscal 2023.

Our third pillar is international expansion. Our initial target was 12-24 months to start to target Europe, but we are already starting to see activity and accelerating our plans. Longer-term, we see the potential for Asia and South America. Part of this opportunity is reliant on renewing the relationships we built before Covid. The other is offering our internationally viable products like the MiTtranslator, CineQC and Esports.

Underlying these three pillars are potential acquisitions, where we are targeting three main types of opportunities. The first is opportunistically consolidating industry technology equipment providers and broadening our offerings. The second is acquiring strategic products and services with recurring revenue streams, such as SaaS or other subscription-type offerings, to enhance our portfolio and provide higher value to our customers. And finally, we will look at companies that could enhance or add to our customer relationships.

In summary, we are in an excellent position to capitalize on market-driven opportunities and company-specific initiatives, and I expect continued progress in fiscal 2023 and 2024.

I want to thank our dedicated employees. Without them, we would not have had such strong, improved results in fiscal 2022. As MiT’s chairman, CEO and largest shareholder, I’m excited about our strong growth prospects and look forward to what the future brings! Thank you for your continued support.

March 21, 2023	Phil Rafnson President and Chief Executive Officer

Forward-Looking Statements

All statements above that are not purely about historical facts, including, but not limited to, those in which we use the words “believe,” “anticipate,” “expect,” “plan,” “intend,” “estimate,” “target” and similar expressions, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. While these forward-looking statements represent our current judgment of what may happen in the future, actual results may differ materially from the results expressed or implied by these statements due to numerous important factors, including interruptions or higher prices of products and services from our suppliers, inability to timely introduce new products and services or enhance existing products and service, increasing product costs that may cause our operating margins to decline, significant customers that cease purchasing our products and services at any time, and our ability to successfully acquire other businesses, product lines and technologies and address any problems encountered therewith. Our filings with the SEC provide detailed information on such statements and risks and should be consulted. To the extent permitted under applicable law, we assume no obligation to update any forward-looking statements.

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Moving iMage Technologies, Inc.

17760 Newhope Street

Fountain Valley, California 92708

To the Stockholders of Moving iMage Technologies, Inc.:

You are cordially invited to attend the annual meeting of stockholders of Moving iMage Technologies Inc. to be held on Thursday, April 20, 2023, at 10:00 a.m. at our offices at 17760 Newhope Street, Suite B, Fountain Valley, California, 92708.

At the annual meeting, you will be asked to consider and act upon the following matters:

1.	To elect five directors;

2.	To ratify the appointment of Haskell & White LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2023: and

3.	To transact such other business as may properly come before the Annual Meeting and at any adjournment or postponement thereof.

The Board of Directors has fixed the close of business on March 16, 2023 as the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting.

By order of the Board of Directors,

Phil Rafnson
President and Chief Executive Officer

Please mark, sign and date the enclosed proxy card and
return it promptly in the enclosed self-addressed, stamped envelope.

To vote via the Internet:
http://www.vstocktransfer.com/proxy
Click on Proxy Voter Login and log-on using your control number

Vote by mail:
Mark, sign and date your proxy card and return it in the envelope provided.

Vote by Email:
Mark, sign and date your proxy card and return it to vote@vstocktransfer.com.

Vote by Fax:
Mark, sign and date your proxy card and return it to 646-536-3179.

Your vote is important. Whether or not you plan to attend the Annual Meeting, we hope you will vote as soon as possible. Voting over the Internet, by fax, by email or by mail will ensure your representation at the Annual Meeting regardless of whether or not you attend.

If your shares are held in “street name” (held in the name of a bank, broker or other holder of record), you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. Internet voting also will be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you plan to vote your shares in person at the Annual Meeting, you should contact your broker or agent to obtain a legal proxy or broker’s proxy card and bring it to the Annual Meeting in order to vote. The notice of annual meeting, proxy statement and annual report to stockholders are available free of charge at www.proxyvote.com using the control number located on the notice, on your proxy card, or in the instructions that accompanied your proxy materials.

Moving iMage Technologies, Inc.

17760 Newhope Street

Fountain Valley, California 92708

PROXY STATEMENT

General Information

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Moving iMage Technologies, Inc. a Delaware corporation (the “Company,” “we,” “our” or “us”), of proxies to be voted at our Annual Meeting of Stockholders (the “Annual Meeting” or the “Meeting”) and at any adjournment or postponement of the Meeting. The Annual Meeting will take place on Thursday, April 20, 2023 beginning at 10:00 a.m., Pacific Time, at our offices at 17760 Newhope Street, Suite B, Fountain Valley, California, 92708.

This Proxy Statement, the Notice of Annual Meeting, our Annual Report on Form 10-K for the fiscal year ended June 30, 2022 and accompanying proxy are being furnished to holders of our common stock, par value $0.00001 per share (“Common Stock”), on or about March 24, 2023.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held on April 20, 2023: The Notice of Meeting, Proxy Statement and accompanying Annual Report on Form 10-K for the fiscal year ended June 30, 2022 are available at www.proxyvote.com using the control number located, on your proxy card, or in the instructions that accompanied your proxy materials. The content on websites referenced in this Proxy Statement is not incorporated herein by reference and does not constitute a part of this Proxy Statement. Any reference to website addresses provided throughout this Proxy Statement are intended to be inactive textual references only.

Frequently Asked Questions About the Annual Meeting and Voting

1.	Who is entitled to vote at the Annual Meeting?

Holders of our Common Stock as of March 16, 2023 (the “Record Date”) are entitled to receive the Notice of Annual Meeting and to vote their shares at the Meeting. Holders of our Common Stock on the Record Date are entitled to one vote for each share held of record on the Record Date.

2.	How many shares of Common Stock are “outstanding”?

As of March 16, 2023, there were 10,913,510 shares of Common Stock outstanding and entitled to be voted at the Annual Meeting.

3.	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

If your shares are registered in your name with our transfer agent, VStock Transfer, LLC, you are the “stockholder of record” of those shares. This Notice of Annual Meeting and Proxy Statement and any accompanying materials have been provided directly to you by Moving iMage Technologies, Inc.

If your shares are held through a broker, bank or other holder of record, you hold your shares in “street name” and are considered the “beneficial owner” of those shares. This Notice of Annual Meeting and Proxy Statement and any accompanying documents have been provided to you by your broker, bank or other holder of record. As the beneficial owner, you have the right to direct your broker, bank or other holder of record how to vote your shares by using the voting instruction card or by following their instructions for voting. Absent instructions from you, under applicable regulatory requirements, your broker may vote your shares on the ratification of the appointment of our independent registered public accounting firm for fiscal 2023 but may not vote your shares on the election of directors or any other proposal that may properly come before the Annual Meeting.

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4.	How do I vote?

You may vote using any of the following methods:

By mail

Complete, sign and date the accompanying proxy or voting instruction card and return it in the prepaid envelope. If you are a stockholder of record and return your signed proxy card but do not indicate your voting preferences, the proxy holders named in the proxy card will vote the shares represented by your proxy card as recommended by the Board of Directors.

On the Internet

The Company has established Internet voting procedures for stockholders of record. These procedures are designed to authenticate your identity, to allow you to give your voting instructions and to confirm that those instructions have been properly recorded. Internet voting facilities for stockholders of record will be available 24 hours a day until 11:59 p.m., Eastern Time, on April 19, 2023.

The availability of Internet voting for beneficial owners will depend on the voting processes of your broker, bank or other holder of record. We therefore recommend that you follow the voting instructions in the materials you receive.

If you vote on the Internet, you do not have to return your proxy or voting instruction card.

The website for internet voting by record holders is http://www.vstocktransfer.com/proxy. Please have your proxy card handy when you go to the website. You can confirm that your instructions have been properly recorded. If you vote on the Internet, you also can request electronic delivery of future proxy materials.

Your vote is important. Please complete your proxy card promptly to ensure that your vote is received timely.

By Email

If you are a stockholder of record, complete, sign and date the accompanying proxy card and email it to vote@vstocktransfer.com.

By Fax

If you are a stockholder of record, complete, sign and date the accompanying proxy card and return it via fax to 646-536-3179.

5.	What can I do if I change my mind after I vote?

If you are a stockholder of record, you can revoke your proxy before it is exercised by:

•	giving written notice to the Corporate Secretary of the Company;

•	delivering a valid, later-dated proxy, or a later-dated vote on the Internet, by email or by fax in a timely manner; or

•	voting by ballot at the Annual Meeting.

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If you are a beneficial owner of shares, you may submit new voting instructions by contacting your broker, bank or other holder of record.

All shares for which proxies have been properly submitted and not revoked will be voted at the Annual Meeting.

6.	How will your proxy vote your shares?

Your proxy will vote according to your instructions. If you vote by mail and complete, sign, and return the proxy card provided by us but do not indicate your vote, your proxy will vote “FOR” each of the director nominees, and “FOR” ratification of the appointment of Haskell & White LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2023. The Board does not intend to bring any other matter for a vote at the Annual Meeting, and neither we nor the Board know of anyone else who intends to do so. However, on any other business that properly comes before the Annual Meeting, your proxies are authorized to vote on your behalf using their best judgment.

7.	Where can you find the voting results?

We intend to announce the preliminary voting results at the Annual Meeting and will publish the final results in a Current Report on Form 8-K, which we will file with the Securities and Exchange Commission (“SEC”) no later than four business days following the Annual Meeting. If the final voting results are unavailable in time to file a current report on Form 8-K with the SEC within four business days after the Annual Meeting, we intend to file a Form 8-K to disclose the preliminary results and, within four business days after the final results are known, will file an additional current report on Form 8-K with the SEC to disclose the final voting results.

8.	What is a broker non-vote?

If you are a beneficial owner whose shares are held of record by a broker, you must instruct the broker how to vote your shares. If you do not provide voting instructions, your shares will not be voted on any proposal on which the broker does not have discretionary authority to vote. This is called a “broker non-vote.” In these cases, the broker can register your shares as being present at the Annual Meeting for purposes of determining the presence of a quorum but will not be able to vote on those matters for which specific authorization is required under the rules of the New York Stock Exchange (“NYSE”).

If you are a beneficial owner whose shares are held of record by a broker, your broker has discretionary voting authority under NYSE rules to vote your shares on the ratification of Haskell & White LLP as our independent registered public accounting firm, even if the broker does not receive voting instructions from you. However, your broker does not have discretionary authority to vote on the election of directors, or any other proposal properly brought before the Annual Meeting, in which case a broker non-vote will occur and your shares will not be voted on these matters.

Broker non-votes will have no effect on Proposal One. Because Proposal Two is considered to be routine under NYSE rules, if you hold your shares in street name, your broker, bank or other agent may vote your shares on this proposal in its discretion, even if you do not provide voting instructions.

9.	What is a quorum for the Annual Meeting?

The presence of the holders of shares of Common Stock representing 3,637,837 votes, which is 33 1/3 of the shares of Common Stock issued and outstanding and entitled to vote at the Annual Meeting, in person or represented by proxy, is necessary to constitute a quorum. Abstentions and broker non-votes are counted as present and entitled to vote for purposes of determining a quorum.

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10.	What are the voting requirements to elect the directors and to approve each of the proposals discussed in this Proxy Statement?

Election of Directors

Directors are elected by a plurality of the votes of the shares present in person or represented by proxy and entitled to vote thereon at the Annual Meeting. This means that the five persons receiving the highest number of affirmative “FOR” votes at the Annual Meeting will be elected. If stockholders do not specify the manner in which their shares represented by a validly executed proxy solicited by the Board of Directors are to be voted on this proposal, such shares will be voted in favor of the nominees. If you hold your shares in "street name" and you do not instruct your broker how to vote in the election of directors a broker non-vote will occur and no votes will be cast on your behalf. It is therefore critical that you cast your vote if you want it to count in the election of directors. "Withhold" votes and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote although they will be considered present for the purpose of determining the presence of a quorum.

Ratification of Haskell & White LLP as our independent registered public accounting firm

The affirmative vote of the majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter is required to approve the ratification of Haskell & White as our independent registered public accounting firm. Abstentions will not be counted as votes cast and will have no effect on the result of the vote although they will be considered present for the purpose of determining the presence of a quorum.

11.	How will my shares be voted at the Annual Meeting?

At the Meeting, the persons named in the proxy card or, if applicable, their substitutes, will vote your shares as you instruct. If you sign your proxy card and return it without indicating how you would like to vote your shares, your shares will be voted as the Board of Directors recommends, which is:

•	FOR the election of each of the director nominees named in this Proxy Statement; and

•	FOR ratification of the appointment of Haskell & White LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2023.

12.	Could other matters be decided at the Annual Meeting?

As of the date of this Proxy Statement, we did not know of any matters to be presented at the Annual Meeting, other than those referred to in this Proxy Statement.

If you return your signed and completed proxy card or vote on the Internet, by email or by fax and other matters are properly presented at the Annual Meeting for consideration, the individuals named as proxies on the enclosed proxy card will have the discretion to vote on your behalf.

13.	Who will pay for the cost of the Annual Meeting and this proxy solicitation?

The Company will pay the costs associated with the Annual Meeting and solicitation of proxies, including the costs of transmitting the proxy materials. In addition to solicitation by mail, our directors, officers and regular employees (who will not be specifically compensated for such services) may solicit proxies. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to forward proxies and proxy materials to their principals, and we will reimburse them for their expenses. We have not retained a soliciting agent to assist in the solicitation of proxies.

14.	Do the Executive Officers and Directors have any interest in the matters to be decided at this Annual Meeting?

None of the Company’s executive officers or directors has any interest in any of the matters to be acted upon at the Annual Meeting, except with respect to each director, to the extent that a director is named as a nominee for election to the Board of Directors.

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15.	What is “Householding”?

“Householding” is a program, approved by the SEC, which allows companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports by delivering only one package of stockholder proxy materials to any household at which two or more stockholders reside. If you and other residents at your mailing address own shares of our common stock in “street name,” your broker or bank may have notified you that your household will receive only one copy of our proxy materials. Once you have received notice from your broker that they will be “householding” materials to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement, or if you are receiving multiple copies of the proxy statement and wish to receive only one, please notify your broker if your shares are held in a brokerage account. If you hold shares of our common stock in your own name as a holder of record, “householding” will not apply to your shares.

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MATTERS TO COME BEFORE THE ANNUAL MEETING

PROPOSAL ONE

Election of Directors

Nominees

At the Annual Meeting, five directors, who have been nominated by the Nominating and Governance Committee of the Board of Directors, are to be elected, each to hold office (subject to our Bylaws) until the next annual meeting and until his or her successor has been elected and qualified. All of the nominees for director currently serve as directors. No proxy may vote for more than five nominees for director.

Each nominee has consented to being named as a nominee in this Proxy Statement and to serve, if elected. If any nominee listed in the table below should become unavailable for any reason, which the Board of Directors does not anticipate, the proxy will be voted for any substitute nominee or nominees who may be selected by the Board of Directors prior to or at the Annual Meeting, or, if no substitute is selected by the Board of Directors prior to or at the Annual Meeting, for a motion to reduce the membership of the Board of Directors to the number of nominees available. The five nominees receiving the highest number of affirmative “FOR” votes at the Annual Meeting will be elected. The information concerning the nominees and their security holdings has been furnished by them to us.

Directors are nominated by our Board of Directors, based on the recommendations of the Nominating Committee. As discussed elsewhere in this Proxy Statement, in evaluating director nominees, the Nominating Committee considers characteristics that include, among others, integrity, business experience, financial acumen, leadership abilities, familiarity with our businesses and businesses similar or analogous to ours, and the extent to which a candidate’s knowledge, skills, background and experience are already represented by other members of our Board of Directors.

The following table sets forth the names and ages of our director nominees:

Name	Age	Title
Phil Rafnson	75	President, Chief Executive Officer and Chairman of the Board
Bevan Wright	54	Executive Vice President, Operations and Director
Katherine D. Crothall, Ph.D.	74	Director
John C. Stiska	81	Director
Scott Anderson	69	Director

Listed below are our director nominees’ biographies.

Phil Rafnson has been our Chairman of the Board since the company’s founding in 2003 and became President and Chief Executive Officer in January 2021. Mr. Rafnson has been a major participant in the cinema equipment business for over 30 years going from a sound engineer for RCA Service Co. to National Sales Manager for Xetron Inc., to President and owner of Media Technology Source (MTS), one of the largest global cinema equipment distribution companies until he sold MTS in 1999. He has served as Board member of the International Theatre Equipment Association for 12 years and Officer and President of that association for more than 4 years. Mr. Rafnson’s experience in the cinema equipment industry qualifies him to serve on our board of directors.

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Bevan Wright is a Company founding partner and has been our Executive Vice President, Operations since the Company’s founding in 2003. In the industry since 1985, Bevan spent ten years as Cinema Systems Product and Engineering Manager at Christie Digital Systems, directing product development and engineering support for all cinema product lines, managing the product lines to develop and bring to market fully-integrated solutions for cinema exhibitors. The previous nine years he held engineering and operations positions at Christie, United Artists, and with other cinema exhibitors. Mr. Wright has over 34 years of experience in the cinema industry in varying positions from operations to technical services and he holds a Bachelors of Science degree in Mechanical Engineering from Arizona State University, and two patents in cinema projection technology. Mr. Wright’s experience in the cinema equipment industry qualifies him to serve on our board of directors.

Katherine D. Crothall, Ph.D. became a Director in July 2021. Ms. Crothall has been the Chairman, Chief Executive Officer and President of Aspire Bariatrics, Inc. (“Aspire”) since November 2010. Prior to Aspire, Dr. Crothall served as a Principal of Liberty Venture Partners, Inc. from 2006 to November 2010. Prior to Liberty, she founded Animas Corporation in 1996 and served as its Chairman, President, Chief Executive Officer, led its $69 million IPO in 2004, and sold it to Johnson and Johnson in 2006. From October 1988 to September 1993, Dr. Crothall served as President and Chief Executive Officer of Luxar Corporation, which she founded in 1988, sold and manufactured CO2 lasers for cosmetic, oral, surgical, dental, dermatological and surgical applications. Dr. Crothall founded Laakmann Electro-Optics, which manufactured and marketed CO2 lasers and was sold to Johnson & Johnson in 1981. She was employed as an engineer at Hughes Aircraft from 1971 to 1978. She has been an Independent Director of Valeritas Holdings, Inc. since October 10, 2016. Dr. Crothall is a director of Adhezion BioMedical and a former Director of Xanitos, Inc. She served as a former Director of Othera Pharmaceuticals Inc., Intact Vascular, Inc., and Lungpacer, Inc. Dr. Crothall served as a Director of Animas Corp. since 1996 until its sale to J&J in 2006. She holds over 20 patents and is the recipient of several awards including the Ernst & Young Entrepreneur of the Year Award in 2003 and the Greater Philadelphia Raymond Rafferty Entrepreneurial Excellence Award in 2004. She has authored numerous technical papers and has given numerous papers at scientific/medical symposiums. Dr. Crothall holds a B.S. in Electrical Engineering from the University of Pennsylvania and Master of Science and a Ph.D. in Electrical Engineering from the University of Southern California. Dr. Crothall’s extensive experience in public company finance and acquisition experience qualifies her to serve on our board of directors.

John C. Stiska became a Director in July 2021. Since 2005, Mr. Stiska has been the principal of Regent Partners, a merchant banking firm, and was a Senior Advisor to Agility Capital, LLC, a venture lending fund from 2007 to 2013; prior to that he was Chairman of Commercial Bridge Capital, LLC, also a venture lending fund. Over the past two decades, John Stiska has served as a CEO, Chairman, Director and investor in more than thirty private and public companies. Underlying his extensive, twenty-year business leadership and development experience, and service on numerous Boards of Directors, John was a practicing Corporate and Securities partner at Brobeck, Phleger & Harrison, and of Counsel at Latham & Watkins. He also taught Securities Regulation as an Adjunct Professor of Law at the University of San Diego School of Law. He started his career and became a partner at Luce, Forward, Hamilton & Scripps, before being one of the founding partners of Aylward, Kintz, Stiska, Wassenaar and Shannahan, which merged into and became the San Diego Office of the Brobeck Firm, shortly after which time he joined Intermark, Inc. as President, and subsequently took Intermark, Inc. and its majority owned company Triton Group Ltd through an extensive Chapter 7 reorganization and refinancing, emerging as a successfully restructured public company, Triton Group Ltd. Mr. Stiska received a B.A. in Accounting, BBA, in 1965 and a J.D. from the University of Wisconsin in 1970. Mr. Stiska’s extensive experience in public company finance and related corporate matters qualifies him to serve on our board of directors.

Scott Lloyd Anderson, J.D., CPA became a Director in July 2021. Mr. Anderson practiced with KPMG as a tax CPA in the early 1980s and since 1983 has practiced as an attorney representing businesses and their respective owners. Mr. Anderson was a shareholder for 35 years and is now “of counsel” at the law firm of Fabyanske, Westra, Hart & Thomson, P.A., which he joined in 1985. Mr. Anderson was on the board of directors of the firm from 1988 through 2014 and was elected president of the firm over four different time frames. Over the last 30 years, Mr. Anderson has structured, negotiated and closed over 200 merger and acquisition transactions of privately held companies ranging in transaction value from a few million to over a billion dollars. Mr. Anderson has been on the board of directors of various construction companies and is a principal owner, director and officer of a safety engineering company, a small investment company and a small oil and gas company. Mr. Anderson also assisted with the initial organization of the Company in 2003. Mr. Anderson has a B.A. in Business Administration from Augsburg University located in Minneapolis, Minnesota and a J.D. from William Mitchell College of Law located in St. Paul, Minnesota. Mr. Anderson also taught accounting and business law at Augsburg University. Mr. Anderson’s extensive experience in finance and acquisition transactions and prior accounting experience qualifies him to serve on our board of directors.

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Vote Required

You may vote in favor of any or all of the nominees or you may also withhold your vote as to any or all of the nominees. Directors are elected by a plurality of the votes of the shares present in person or represented by proxy and entitled to vote thereon at the Annual Meeting. This means that the five persons receiving the highest number of affirmative "FOR" votes at the Annual Meeting will be elected. If stockholders do not specify the manner in which their shares represented by a validly executed proxy solicited by the Board of Directors are to be voted on this proposal, such shares will be voted in favor of the nominees. If you hold your shares in "street name" and you do not instruct your broker how to vote in the election of directors, a broker non-vote will occur and no votes will be cast on your behalf. It is therefore critical that you cast your vote if you want it to count in the election of directors. Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote although they will be considered present for the purpose of determining the presence of a quorum.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH NOMINEE UNDER PROPOSAL ONE

Information Concerning the Board of Directors

Board Leadership Structure and Risk Oversight

Our Board of Directors does not have a policy on whether or not the role of the Chief Executive Officer and Chairman should be separate or, if it is to be separate, whether the Chairman should be selected from the non-employee directors or be an employee. Currently, we operate with Mr. Rafnson serving as our Chairman and our Chief Executive Officer. We currently believe that Mr. Rafnson serving in both capacities best serves the Company and suits the talents, expertise and experience that Mr. Rafnson brings to the Company.

The Board of Directors as a whole is responsible for consideration and oversight of the risks we face and is responsible for ensuring that material risks are identified and managed appropriately. Certain risks are overseen by committees of the Board of Directors and these committees make reports to the full Board of Directors, including reports on noteworthy risk-management issues. Members of the Company’s senior management team regularly report to the full Board about their areas of responsibility and a component of these reports is the risks within their areas of responsibility and the steps management has taken to monitor and control such exposures. Additional review or reporting on risks is conducted as needed or as requested by the Board or one of its committees.

Board Independence

We are listed on the NYSE American and accordingly, we have applied the listing standards of the NYSE American in determining the “independence” of the members of our Board of Directors. Based on the listing standards of the NYSE American and after reviewing the relationships with members of our Board, our Board of Directors has determined that Katherine D. Crothall, Ph.D., John C. Stiska, and Scott Lloyd Anderson qualify as independent directors within the meaning of NYSE American Rule 803A(2). The nominating and governance committee reviews with the Board at least annually the qualifications of new and existing Board members, considering the level of independence of individual members, together with such other factors as the Board may deem appropriate, including overall skills and experience. The Nominating and Governance Committee also evaluates the composition of the Board as a whole and each of its committees to ensure the Company’s on-going compliance with NYSE American Rule 803A(2).

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Director Compensation

Our board of directors believes that a significant portion of the total compensation package for our non-employee directors should be equity-based to align the interest of these directors with our stockholders. Directors who are also our employees do not receive any additional compensation for their service on our board of directors.

The following table sets forth all compensation paid to or earned by each non-employee director of the Company during fiscal year June 30, 2022.

	Fees
	Earned
	or Paid	Option
	in Cash	Awards	Total
Name	($)	($)(1)(2)	($)
Katherine D. Crothall, Ph.D.	$6,600	$150,000	$156,600
John C. Stiska	$20,584	$150,000	$170,584
Scott Anderson	$6,600	$150,000	$156,600

(1)	The amounts disclosed above reflect the full grant date fair values in accordance with FASB ASC Topic 718. See “Note 1 - Business Activity And Summary Of Significant Accounting Policies” to our consolidated financial statements for the year ended June 30, 2022.

(2)	On July 7, 2021, the effective date of the IPO, each of our non-management directors were granted options to purchase 50,000 shares of Common Stock at a per share exercise price of $3.00. The options vested over a one-year period of time.

Board and Committee Meetings

During fiscal 2022, our Board held seven meetings, the Audit Committee held four meetings, the Compensation Committee held one meeting, and the Nominating and Governance Committee held no meetings and acted by written consent one time. During the period for which a person served as a director, each director attended at least 75% of the aggregate of the total number of meetings held by the Board of Directors and the total number of meetings held by those committees of the Board of Directors on which such director served.

The Company’s policy is to encourage, but not require, Board members to attend annual member meetings. In 2022, all of our directors attended the annual meeting of stockholders.

Committees and Membership

We maintain the following committees of the Board of Directors: the Audit Committee, the Compensation Committee and the Nominating and Governance Committee. Each committee is comprised entirely of directors who are “independent” within the meaning of NYSE American Rule 803A(2). Each committee acts pursuant to a separate written charter, and each such charter has been adopted and approved by the Board of Directors. Copies of the committee charters are available on our website at movingimagetech.com under the heading “Investor Relations.”

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Audit Committee

John C. Stiska, Katherine D. Crothall, Ph.D. and Scott Lloyd Anderson serve on the Audit Committee, which is chaired by John C. Stiska. Our Board of Directors has determined that each are “independent” for audit committee purposes as that term is defined by the rules of the SEC and NYSE American, and that each has sufficient knowledge in financial and auditing matters to serve on the Audit Committee. Our Board of Directors has designated John C. Stiska as an “audit committee financial expert,” as defined under the applicable rules of the SEC. The Audit Committee’s responsibilities include:

•	appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;

•	pre-approving auditing and permissible non-audit services, and the terms of such services, to be provided by our independent registered public accounting firm;

•	reviewing the overall audit plan with our independent registered public accounting firm and members of management responsible for preparing our financial statements;

•	reviewing and discussing with management and our independent registered public accounting firm our annual and quarterly financial statements and related disclosures as well as critical accounting policies and practices used by us;

•	coordinating the oversight and reviewing the adequacy of our internal control over financial reporting;

•	establishing policies and procedures for the receipt and retention of accounting-related complaints and concerns;

•	recommending, based upon the audit committee’s review and discussions with management and our independent registered public accounting firm, whether our audited financial statements shall be included in our Annual Report on Form 10-K;

•	monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to our financial statements and accounting matters;

•	preparing the audit committee report required by SEC rules to be included in our annual proxy statement;

•	reviewing all related person transactions for potential conflict of interest situations and approving all such transactions; and

•	reviewing quarterly earnings releases.

The Audit Committee has a Charter that is available on our website (https://investors.movingimagetech.com/corporate-governance).

Compensation Committee

John C. Stiska, Katherine D. Crothall, Ph.D. and Scott Lloyd Anderson serve on the Compensation Committee, which is chaired by Katherine D. Crothall, Ph.D. Our Board of Directors has determined that each member of the Compensation Committee is “independent” as defined in the applicable NYSE American rules. The Compensation Committee’s responsibilities include:

•	annually reviewing and recommending to the board of directors the corporate goals and objectives relevant to the compensation of our Chief Executive Officer;

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•	evaluating the performance of our Chief Executive Officer in light of such corporate goals and objectives and based on such evaluation: (i) recommending to the board of directors the cash compensation of our Chief Executive Officer, and (ii) reviewing and approving grants and awards to our Chief Executive Officer under equity-based plans;

•	reviewing and recommending to the board of directors the cash compensation of our other executive officers;

•	reviewing and establishing our overall management compensation, philosophy and policy;

•	overseeing and administering our compensation and similar plans;

•	reviewing and approving the retention or termination of any consulting firm or outside advisor to assist in the evaluation of compensation matters and evaluating and assessing potential and current compensation advisors in accordance with the independence standards identified in the applicable NYSE American rules;

•	retaining and approving the compensation of any compensation advisors;

•	reviewing and approving our policies and procedures for the grant of equity-based awards;

•	reviewing and recommending to the board of directors the compensation of our directors; and

•	preparing the compensation committee report required by SEC rules, if and when required, to be included in our annual proxy statement.

None of the members of our Compensation Committee has at any time during the prior three years been one of our officers or employees. None of our executive officers currently serves, or in the past fiscal year has served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our board of directors or compensation committee. The Compensation Committee has a Charter that is available on our website (https://investors.movingimagetech.com/corporate-governance).

Nominating and Corporate Governance Committee

John C. Stiska, Katherine D. Crothall, Ph.D. and Scott Lloyd Anderson serve on the Nominating and Governance Committee, which is chaired by Scott Lloyd Anderson. Our board of directors has determined that each member of the Nominating and Governance Committee is “independent” as defined in the applicable NYSE American rules. The Nominating and Governance Committee’s responsibilities include:

•	developing and recommending to the board of directors’ criteria for board and committee membership;

•	establishing procedures for identifying and evaluating board of director candidates, including nominees recommended by stockholders;

•	reviewing the composition of the board of directors to ensure that it is composed of members containing the appropriate skills and expertise to advise us;

•	identifying individuals qualified to become members of the board of directors;

•	recommending to the board of directors the persons to be nominated for election as directors and to each of the board’s committees;

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•	reviewing and recommending to the board of directors appropriate corporate governance guidelines; and

•	overseeing the evaluation of our board of directors.

The Nominating and Corporate Governance Committee has a Charter that is available on our website (https://investors.movingimagetech.com/corporate-governance).

The Director Nomination Process

The Nominating and Governance Committee considers nominees from all sources, including stockholders. The Nominating and Governance Committee has the authority to lead the search for individuals qualified to become members of the Company’s Board of Directors and to select or recommend to the Board of Directors director nominees to be presented for stockholder approval. The Nominating and Governance Committee may use its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm.

The Board of Directors will consist of a majority of directors who (i) qualify as “independent” directors within the meaning of the listing standards of the NYSE American, as the same may be amended from time to time; and (ii) are affirmatively determined by the Board to have no material relationship with the Company, its parents or its subsidiaries (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company, its parents or its subsidiaries). The Nominating and Governance Committee reviews with the Board the qualifications of new and existing Board members, considering the level of independence of individual members, together with such other factors as the Board may deem appropriate, including overall skills and experience. Our Board has determined not to establish term limits with regard to service on the Board in the belief that continuity of service and the past contributions of Board members who have developed an in-depth understanding of the Company and its business over time bring a seasoned approach to the Company’s governance. The Nominating and Governance Committee will select individuals who have high personal and professional integrity, have demonstrated ability and sound judgment, and are effective, in conjunction with other director nominees, in collectively serving the long-term interests of our stockholders, together with such other factors as the Board may deem appropriate, including overall skills and experience.

Although the Company does not have a policy regarding diversity, the value of diversity on the Board of Directors is considered and the particular or unique needs of the Company shall be taken into account at the time a nominee is being considered. The Nominating and Governance Committee seeks a broad range of perspectives and considers both the personal characteristics (gender, ethnicity, age) and experience (industry, professional, public service) of directors and prospective nominees to the Board. The Nominating and Governance Committee will recommend to the Board nominees as appropriate based on these principles.

Director Nominees by Stockholders.   Director nominees provided by stockholders to the Nominating and Governance Committee are evaluated by the same criteria used to evaluate potential nominees from other sources. When making a recommendation for a Board nominee to be evaluated by the Nominating and Governance Committee, stockholders should include all information about the candidate that is required to be disclosed in a solicitation of proxies for election of directors pursuant to Regulation 14A under the Exchange Act. The written recommendation should be sent to the Corporate Secretary of the Company accompanied by the candidate’s written consent to be named in a proxy statement as a nominee, if recommended by the Nominating and Governance Committee and nominated by the Board, and to serve as a director if appointed or elected. Additional information about the candidate may be requested by the Nominating and Governance Committee from time to time, either from the recommended person or from the recommending shareholder.

Submission for Consideration at Annual Meeting.   The Company’s bylaws provide that stockholders may nominate directors for consideration at an annual meeting provided they comply with the notice procedures set forth in the bylaws, which are further described in this proxy statement under “Stockholder Proposals.” Nominations made by stockholders in this manner are eligible to be presented by the stockholder at the meeting, but such nominees will not have been considered by the Nominating and Governance Committee as a nominee to be potentially supported by the Company.

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Stockholder Communications

Any stockholder who desires to contact any of our Directors can write to Moving iMage Technologies, Inc., 17760 Newhope Street, Fountain Valley, CA 92708 Attention: Stockholder Relations. Your letter should indicate that you are a Moving iMage Technologies, Inc stockholder. Depending on the subject matter, our stockholder relations personnel will:

•	forward the communication to the Director(s) to whom it is addressed;

•	forward the communication to the appropriate management personnel; and

•	not forward the communication if it is primarily commercial in nature or if it relates to an improper or irrelevant topic.

Code of Business Conduct and Ethics

We have adopted a written code of business conduct and ethics that applies to our directors, officers, and employees, including our principal executive officer, principal financial officer, principal accounting officer, or controller, or persons performing similar functions. A current copy of this code is posted on the Corporate Governance section of our website, which is located at www.movingimagetech.com. If we make any substantive amendments to, or grant any waivers from, the code of business conduct and ethics for any officer or director, we will disclose the nature of such amendment or waiver on our website or in a current report on Form 8-K.

Upon written request to our corporate secretary, we will provide you with a copy of our code of ethics, without cost.

Short Sale, and Pledging Policies

Our Insider Trading Policy applies to our directors, officers and employees, as well as entities controlled by individuals subject to the Insider Trading Policy. The policy strongly prohibits directors, officers, and employees who are Insiders (as defined in the policy), from engaging in short sales, pledging stock on margin and entering into derivative or similar transactions with respect to the Company’s securities.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who own more than 10% of a registered class of the Company’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Such officers, directors and greater than 10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

Further, based solely on the reports received by us and on the representations of the reporting persons, we believe each greater than ten percent holder complied with all applicable filing requirements during the fiscal year ended June 30, 2022, except for Sound Management Investors, LLC, which did not timely file a Form 3.

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Information Concerning Executive Officers

The following table sets forth the names, ages and titles of our executive officers:

Name	Age	Title
Executive Officers and Directors:
Phil Rafnson	77	President, Chief Executive Officer and Chairman of the Board
Jose Delgado	59	Executive Vice President, Sales and Marketing
Bevan Wright	54	Executive Vice President, Operations and Director
William F. Greene	67	Interim Chief Financial Officer

Phil Rafnson has been our Chairman of the Board since the company’s founding in 2003 and became President and Chief Executive Officer in January 2021. Mr. Rafnson has been a major participant in the cinema equipment business for over 30 years going from a sound engineer for RCA Service Co. to National Sales Manager for Xetron Inc., to President and owner of Media Technology Source (MTS), one of the largest global cinema equipment distribution companies until he sold MTS in 1999. He has served as Board member of the International Theatre Equipment Association for 12 years and Officer and President of that association for more than 4 years.

Jose Delgado has been our Executive Vice President, Sales and Marketing since the company’s founding in 2003. Prior to joining MiT, Mr. Delgado spent 15 years at Christie Digital Systems in increasing positions of responsibility, as National Sales Manager, Director of Sales, and Vice President of Sales. During his tenure he increased by 10-fold the cinema presentation product sales of Christie, helping the company become a major force in the cinema industry. Previously he held various positions at JVC, including Sales Representative for video products for the Los Angeles and Las Vegas markets.

Bevan Wright is a Company founding partner and has been our Executive Vice President, Operations since the Company’s founding in 2003. In the industry since 1985, Bevan spent 10 years as Cinema Systems Product and Engineering Manager at Christie Digital Systems, directing product development and engineering support for all cinema product lines, managing the product lines to develop and bring to market fully-integrated solutions for cinema exhibitors. The previous 9 years he held engineering and operations positions at Christie, United Artists, and with other cinema exhibitors. Mr. Wright has over 34 years of experience in the cinema industry in varying positions from operations to technical services and he holds a Bachelors of Science degree in Mechanical Engineering from Arizona State University, and two patents in cinema projection technology.

William F. Greene has been our Interim Chief Financial Officer since January 23, 2023 and following the passing of prior CFO Mike Sherman in November 2022. Mr. Greene, is the founder of William Greene Consulting, established in 2001, which provides financial consulting services for private and public companies, such as preparing financial reports, comprehensive financial forecasting or CFO level strategy business planning and cash flow reviews, and SEC compliance and investor relations management. Mr. Greene's experience includes serving as the chief financial officer for AscentX Medical Inc. from 2015 to 2017, serving as a consultant to the chief financial officer of Pepperball Technologies, Inc. from 2009 to 2010, and serving as the chief financial officer for Surge Global Energy from 2006 to 2008. Mr. Greene holds a Bachelor of Science degree in Business Administration with a focus on accounting from California State University Dominguez Hills.

Family Relationships

There are no family relationships among any of our executive officers or directors.

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EXECUTIVE COMPENSATION

Compensation of Named Executive Officers

The summary compensation table below shows certain compensation information for services rendered in all capacities for the fiscal years ended June 30, 2022 and 2021. Other than as set forth herein, no executive officer’s salary and bonus exceeded $100,000 in any of the applicable years. The following information includes the dollar value of base salaries, bonus awards, the number of stock options granted and certain other compensation, if any, whether paid or deferred.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)		Total ($)
Philip Rafnson(1)	2022	$156,000	$–	–	–	–	$50,000	(3)	$206,000
President and Chief Executive Officer	2021	$39,000	$25,000	–	–	–	–		$64,000

Jose Delgado	2022	$235,392	$30,000	–	–	–	–		$265,392
Executive Vice President, Sales and Marketing	2021	$161,135		–	–	–	–		$161,135

Bevan Wright	2022	$235,392	$30,000	–	–	–	–		$265,392
Executive Vice President, Operations	2021	$152,654		–	–	–	–		$152,654

Michael Sherman	2022	$238,177	$25,000	–	–	–	–		$263,177
Former Chief Financial Officer(2)	2021	$146,000		–	–	–	–		$146,000

(1)	In February 2021, Mr. Rafnson was appointed President and Chief Executive Officer.
(2)	Mr. Sherman was appointed Chief Financial Officer on July 12, 2021. Mr. Sherman passed away in November 2022. Effective January 23, 2023, William F. Greene was appointed Interim Chief Financial Officer at an annual salary of $204,000.
(3)	In July 2021, the Company paid a discretionary $50,000 in relation to providing personal guarantees for debt financing.

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Employment Agreements

We currently do not maintain any employment, severance or change in control agreements with our named executive officers. In addition, our named executive officers are not entitled to any payments or other benefits in connection with a termination of employment or a change in control.

Executive Compensation Policies as They Relate to Risk Management

The Compensation Committee and management have considered whether our compensation policies might encourage inappropriate risk taking by the Company’s executive officers and other employees. The Compensation Committee has determined that the current compensation structure aligns the interests of the executive officers with those of the Company without providing rewards for excessive risk taking by awarding a mix of fixed and performance based or discretionary bonuses with the performance-based compensation focused on profits as opposed to revenue growth.

The Compensation Committee working with management adopts a plan each year intended to award members of our management including executive officers for meeting or exceeding targeted goals. The Committee believes the amounts to be paid to Messrs. Rafnson, Delgado, Wright and Greene for services rendered in fiscal year 2022 are appropriate in light of our financial performance despite the difficulties encountered as a result of disruptions caused to our business by the Covid-19 pandemic.

Outstanding Equity Awards at Fiscal Year End Table

There were no equity awards outstanding for any named executive officer as of June 30, 2022.

Equity Incentive Plans

2019 Incentive Stock Plan

We have adopted a 2019 Omnibus Incentive Stock Plan (the “Plan”). On February 14, 2022, the Stockholders approved an amendment increasing the number of stock-based awards available for issuance under the Company’s Plan from 750,000 shares to 1,500,000 shares. At June 30, 2022, an aggregate of 600,000 shares of our common stock are reserved for issuance and available for awards under the Plan, including incentive stock options granted under the Plan. The Plan administrator may grant awards to any employee, director, consultant or other person providing services to us or our affiliates.

The Plan is administered by the Compensation Committee of the Board. The Plan administrator has the authority to determine, within the limits of the express provisions of the Plan, the individuals to whom awards will be granted, the nature, amount and terms of such awards and the objectives and conditions for earning such awards. The Board may at any time amend or terminate the Plan, provided that no such action may be taken that adversely affects any rights or obligations with respect to any awards previously made under the Plan without the consent of the recipient. No awards may be made under the Plan after the tenth anniversary of its effective date.

Awards under the Plan may include incentive stock options, nonqualified stock options, stock appreciation rights restricted shares of common stock, restricted stock Units, performance share or Unit awards, other stock-based awards and cash-based incentive awards.

We adopted the Plan to provide a means by which employees, directors, and consultants of our Company and those of our subsidiaries and other designated affiliates, which we refer to together as our affiliates, may be given an opportunity to purchase our common stock, to assist in retaining the services of such persons, to secure and retain the services of persons capable of filling such positions, and to provide incentives for such persons to exert maximum efforts for our success and the success of our affiliates.

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Transactions with Related Persons

All amounts due to Caddy by the Company further to the acquisition of Caddy are personally guaranteed by Phil Rafnson, our Chairman of the Board. In July 2021, the Company provided a discretionary $50,000 payment to the Company’s CEO and Chairman of the Board of Directors in relation to these personal guarantees provided in conjunction with financing Company debt.

In October 2019, the Company executed a loan agreement with an unaffiliated lender to provide a $1.0 million asset-based bridge loan to be used for working capital purposes. Funds borrowed bear interest at 13% per annum and are due and payable one year from the origination date of the loan. The loan is secured by all assets of the Company and is personally guaranteed by Phil Rafnson, our Chairman of the Board. Sound Management Investors, LLC, an entity controlled by Mr. Rafnson, has pledged all shares of the Company held by it as further security for the repayment of such loan. In July 2021, 100% of the outstanding balance, plus accrued interest, was paid off in full. In conjunction, all security interests have been terminated.

In July 2020, Glenn Sherman, our former President, purchased 97,334 shares of Acquisition Co. at $1.50 per share.

We have agreed to indemnify, defend and hold harmless the members of Moving iMage Technologies LLC from any taxes which may at any time be asserted with respect to the Share Exchange implemented in connection with our IPO.

There are no transactions currently proposed by us in which a related party has a direct or indirect financial interest in which the amount involved exceeds $120,000.

Policies and Procedures Regarding Related Party Transactions

Our Board of Directors has adopted a written related person transaction policy setting forth the policies and procedures for the review and approval or ratification of related-person transactions. This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K under the Securities Act, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships in which we were or are to be a participant, where the amount involved exceeds $120,000 and a related person had or will have a direct or indirect material interest, including, without limitation, purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness and employment by us of a related person. In reviewing and approving any such transactions, our audit committee will be tasked to consider all relevant facts and circumstances, including, but not limited to, whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction and the extent of the related person’s interest in the transaction. All of the transactions described in this section occurred prior to the adoption of any related party transactions policy.

A “related person” means:

•	any person who is, or at any time during the applicable period was, one of our executive officers or one of our directors;

•	any person who is known by us to be the beneficial owner of more than 5% of our Common Stock;

•	any immediate family member of any of the foregoing persons, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of a director, executive officer or a beneficial owner of more than 5% of our Common Stock, and any person (other than a tenant or employee) sharing the household of such director, executive officer or beneficial owner of more than 5% of our Common Stock; or

•	any firm, corporation or other entity in which any of the foregoing persons is a partner or principal or in a similar position or in which such person has a 10% or greater beneficial ownership interest.

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Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding beneficial ownership of our capital stock by:

•	each person, or group of affiliated persons, known by us to beneficially own more than 5% of our Common Stock;
•	each of our named executive officers;
•	each of our directors and director nominees; and
•	all of our current executive officers, directors and director nominees as a group.

Applicable percentage ownership is based on 10,913,510 shares of Common Stock outstanding at March 16, 2023.

The information presented below regarding beneficial ownership of our voting securities has been presented in accordance with the rules of the SEC and is not necessarily indicative of ownership for any other purpose. Under these rules, a person is deemed to be a “beneficial owner” of a security if that person has or shares the power to vote or direct the voting of the security or the power to dispose or direct the disposition of the security. A person is deemed to own beneficially any security as to which such person has the right to acquire sole or shared voting or investment power within sixty (60) days through the conversion or exercise of any convertible security, warrant, option, or other right. More than one (1) person may be deemed to be a beneficial owner of the same securities. The percentage of beneficial ownership by any person as of a particular date is calculated by dividing the number of shares beneficially owned by such person, which includes the number of shares as to which such person has the right to acquire voting or investment power within sixty (60) days, by the sum of the number of shares outstanding as of such date.

Consequently, the denominator used for calculating such percentage may be different for each beneficial owner. Except as otherwise indicated below and under applicable community property laws, we believe that the beneficial owners of our Common Stock listed below have sole voting and investment power with respect to the shares shown.

Unless otherwise noted below, the address of each person listed on the table is c/o Moving iMage Technologies, Inc., 17760 Newhope Street, Fountain Valley, CA 92708.

	Shares Beneficially Owned
Name of Beneficial Owner	Shares		%
Named Executive Officers and Directors
Phil Rafnson(1)	2,074,828		18.9%
Bevan Wright	600,630		5.5%
Jose Delgado	511,503		4.7%
William F. Greene	–		–
Katherine D. Crothall, Ph.D.	50,000	(2)	*
John C. Stiska	50,000	(2)	*
Scott Anderson	50,000	(2)	*
All executive officers, directors as a group (7 persons)	3,436,962		31.4%

* Less than 1%

(1)	Represents shares held by Sound Management Investors, LLC, an entity wholly-owned and controlled by Mr. Rafnson.
(2)	Represents shares underlying stock options.

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Audit Committee Report to Stockholders

Pursuant to rules adopted by the SEC designed to improve disclosures related to the functioning of corporate audit committees and to enhance the reliability and credibility of financial statements of public companies, the Audit Committee of our Board of Directors submits the following report:

The Audit Committee of the Board of Directors is responsible for providing independent, objective oversight of the Company’s accounting functions and internal controls. The Audit Committee is composed of three directors, each of whom is independent within the meaning of NYSE MKT Rule 803A(2). The Audit Committee operates under a written charter approved by the Board of Directors.

Management is responsible for the Company’s internal controls over financial reporting, disclosure controls and procedures and the financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with Public Company Accounting Oversight Board (PCAOB) standards and to issue reports thereon. The Audit Committee’s responsibility is to monitor and oversee these processes. The Audit Committee has established a mechanism to receive, retain and process complaints on auditing, accounting and internal control issues, including the confidential, anonymous submission by employees, vendors, customers and others of concerns on questionable accounting and auditing matters.

In connection with these responsibilities, the Audit Committee met with management and the independent registered public accounting firm to review and discuss the June 30, 2022 audited consolidated financial statements. The Audit Committee also discussed with the independent registered public accounting firm the matters required by Statement on Auditing Standards Update No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the PCAOB in Rule 3200T. In addition, the Audit Committee received the written disclosures from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed the independent registered public accounting firm’s independence from the Company and its management.

Based upon the Audit Committee’s discussions with management and the independent registered public accounting firm, and the Audit Committee’s review of the representations of management and the independent registered public accounting firm, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for fiscal 2022 filed with the SEC.

The Audit Committee also has appointed, subject to stockholder ratification, Haskell & White as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2023.

Respectfully submitted,

THE AUDIT COMMITTEE

John C. Stiska, Chair

Katherine D. Crothall, Ph.D

Scott Lloyd Anderson

The Report of the Audit Committee should not be deemed filed or incorporated by reference into any other filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates the Report of the Audit Committee therein by reference.

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PROPOSAL TWO

Independent Registered Public Accounting Firm

The Audit Committee has appointed Haskell & White LLP (“Haskell & White”) to serve as our independent registered public accounting firm and to audit our consolidated financial statements for the fiscal year ending June 30, 2023. Haskell & White does not expect to have a representative present at the Annual Meeting.

We are asking our stockholders to ratify the selection of Haskell & White as our independent registered public accounting firm for the fiscal year ending June 30, 2023. Although ratification is not required by our By-laws or otherwise, the Board is submitting the selection of Haskell & White to our stockholders for ratification because we value our stockholders’ views on our independent registered public accounting firm and as a matter of good corporate practice. In the event that our stockholders fail to ratify the selection, it will be considered as a direction to the Board of Directors and the Audit Committee to consider the selection of a different firm. Even if the selection is ratified, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in our best interests and the best interests of our stockholders.

Vote Required

The affirmative vote of the majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter is required to approve the ratification of Haskell & White as our independent registered public accounting firm. Abstentions will not be counted as votes cast and will have no effect on the result of the vote although they will be considered present for the purpose of determining the presence of a quorum. Because this proposal is considered to be routine under NYSE rules, if you hold your shares in street name, your broker, bank or other agent may vote your shares on this Proposal Two in its discretion, even if you do not provide voting instructions.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE FOR RATIFICATION OF HASKELL & WHITE AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR ENDING JUNE 30, 2023

Change in Accountant During 2022

On April 12, 2022, the Audit Committee received a letter from CohnReznick LLP (“CohnReznick”) stating that, effectively immediately, CohnReznick is resigning as the Company’s independent registered public accounting firm.

The report of CohnReznick on the Company’s financial statements for fiscal years ended June 30, 2021 and 2020 included in the Company’s annual report on form 10-K for the year ended June 30, 2021, did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principle.

During the fiscal years ended June 30, 2021 and 2020 and the subsequent interim period through April 12, 2022, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and CohnReznick on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which would have caused it to make reference to the subject matter of such a disagreement in connection with its audit reports on the Company’s financial statements for such years.

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During the fiscal years ended June 30, 2021 and 2020 and the subsequent interim period through April 12, 2022, there was one reportable event (as described in Item 304(a)(1)(v) of Regulation S-K). CohnReznick reported material weaknesses in internal controls over financial reporting. Prior to the completion of its initial public offering in July 2021, the Company had been a private company with limited accounting personnel and other resources to address internal control over financial reporting. During the course of preparing its consolidated financial statements, the Company determined that it had a material weakness in its internal control over financial reporting as of June 30, 2021 and 2020, relating to its financial reporting processes. Furthermore, on February 28, 2022, the Company filed a Form 8-K/A disclosing that on February 17, 2022, the Company’s independent registered public accounting firm informed the Company of a material misstatement in the comparative unaudited condensed consolidated financial statements for the quarter ended September 30, 2021 and 2020 and that it will be required to restate its previously issued unaudited condensed consolidated financial statements for the three months ended September 30, 2021 and 2020 that were previously included in the Company’s Quarterly Report on Form 10-Q filed with the SEC on November 15, 2021. During the course of preparing its consolidated financial statements for the years ended June 30, 2021 and 2020, the Company determined that it had, and still has, material weaknesses in its internal control over financial reporting processes relating to its financial reporting processes associated with (i) the design and operation of closing and financial reporting process, (ii) the absence of formal or documented accounting policies or procedures, (iii) inadequate segregation of duties issues existed and (iv) absence of formal review processes associated with journal entries.

On April 21, 2022, the Company engaged Haskell & White as its new independent registered public accountant for the fiscal year ending June 30, 2022. This decision was approved by the Audit Committee in accordance with the authority of the Audit Committee as specified in its Charter.

During the fiscal years ended June, 2021 and 2020 and through April 21, 2022, neither the Company nor anyone on its behalf consulted with Haskell & White regarding (1) the application of accounting principles to a specified transaction, completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Haskell & White concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (2) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

CohnReznick served as our independent registered public accounting firm from 2018 until April 12, 2022. CohnReznick’ s last completed review of the Company’s consolidated financial statements was for the quarter ended December 31, 2021. On April 21, 2022, the Company engaged Haskell & White as our independent registered public accounting firm to review the Company’s consolidated financial statements for the quarter ended March 31, 2022 and to audit the Company’s financial statements for the year ended June 30, 2022.

The following table provides information regarding the fees billed to us by CohnReznick and Haskell & White in the fiscal years ended June 30, 2022 and 2021. All fees described below were approved by the Audit Committee:

	For the fiscal years ended June 30
	2022	2021
Audit Fees - CohnReznick (1)	$301,943	$243,976
Audit Fees – H&W (1)	35,000	—
Audit Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total Fees:	$336,943	$243,976

(1)	Audit fees includes fees associated with the annual audits of our financial statements, quarterly reviews of our financial statements, and services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements.

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STOCKHOLDER PROPOSALS

Stockholders wishing to include proposals in the proxy materials in relation to our 2024 Annual Meeting of Stockholders must submit the same in writing, by mail, first-class postage pre-paid, to the Company’s Corporate Secretary, which must be received at our executive office on or before November 25, 2023 (unless we hold our annual meeting more than 30 days earlier next year, in which case the deadline will be a reasonable period of time prior to the date we begin to print and send our proxy materials for the annual meeting). Our Board of Directors will review any stockholder proposals that are filed as required and, with the assistance of our Corporate Secretary, will determine whether such proposals meet the criteria prescribed by Rule 14a-8 under the Exchange Act for inclusion in our 2024 proxy solicitation materials or consideration at the 2024 Annual Meeting. If the stockholder does not also comply with the requirements of Rule 14a-4(c) under the Exchange Act, we may exercise discretionary voting authority under proxies we solicit to vote in accordance with our best judgment on any such stockholder proposal or nomination.

To be eligible for consideration at the 2024 Annual Meeting of Stockholders, any proposal that is a proper subject for consideration which has not been submitted by the deadline for inclusion in the proxy statement (as set forth above) and any nomination for director must comply with the procedures specified in our Bylaws. These procedures require, among other things, that any such proposal or nomination be received by the Corporate Secretary not less than 120 but no more than 150 calendar days in advance of the one year anniversary of the previous year’s annual meeting of stockholders. For the 2024 Annual Meeting of Stockholders, proposal must be received between November 22, 2023 and December 22, 2023. Any stockholder considering submitting a nominee or proposal for action at our 2024 Annual Meeting of Stockholders is directed to the Company’s Bylaws, which contain additional requirements as to submission of nominations for directors or proposals for stockholder action. Copies of the Bylaws may be obtained upon request to the Company’s Corporate Secretary. Stockholder proposals or nominations must include the specified information concerning the stockholder and the proposal or nominee as described in our Bylaws.

All submissions to, or requests of, the Corporate Secretary should be made to Moving iMage Technologies, Inc., 17760 Newhope Street, Fountain Valley, CA 92708.

OTHER MATTERS

Our Board of Directors does not know of any matter to be brought before the Annual Meeting other than the matters set forth in the Notice of Annual Meeting of Stockholders and matters incident to the conduct of the Annual Meeting. If any other matter should properly come before the Annual Meeting, the persons named in the enclosed proxy card will have discretionary authority to vote all proxies with respect thereto in accordance with their best judgment.

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ANNUAL REPORT

A copy of our Annual Report on Form 10-K for the year ended June 30, 2022 (the “2022 Form 10-K”), is available on our website (http://www.Movingimagetech.com). We will provide copies of the exhibits to the 2022 Form 10-K upon payment of a nominal fee to cover the reasonable expenses of providing those exhibits. Requests should be directed to our Corporate Secretary by phone at (714) 751-7998 or by mail to Moving iMage Technologies, Inc. 17760 Newhope Street, Fountain Valley, CA 92708. The 2022 Form 10-K and the exhibits thereto also are available free of charge from the SEC’s website (http:// www.sec.gov.). The Annual Report is not to be considered as proxy solicitation material.

By Order of the Board of Directors,

March 21, 2023	Phil Rafnson President and Chief Executive Officer

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* SPECIMEN * 1 MAIN STREET ANYWHERE PA 99999-9999 VOTE ON INTERNET Go to http://www.vstocktransfer.com/proxy Click on Proxy Voter Login and log-on using the below control number. Voting will be open until 11:59 pm EST on April 19, 2023. CONTROL # VOTE BY EMAIL Mark, sign and date your proxy card and return it to vote@vstocktransfer.comVOTE BY MAIL Mark, sign and date your proxy card and return it in the envelope we have provided. VOTE BY FAX Mark, sign and date your proxy card and return it to 646-536-3179. VOTE IN PERSON If you would like to vote in person, please attend the Annual Meeting to be held on April 20, 2023 at 10:00 a.m. Pacific Daylight Time at 17760 Newhope Street, Suite B, Fountain Valley, California, 92708Please Vote, Sign, Date and Return Promptly in the Enclosed Envelope.Annual Meeting Proxy Card - MOVING iMAGE TECHNOLOGIES, INC.DETACH PROXY CARD HERE TO VOTE BY MAILTHE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL DIRECTOR NOMINEES, AND "FOR" PROPOSAL 2.(1) Election of Directors: FOR ALL NOMINEES LISTED BELOW (except as marked to the contrary below)WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOWINSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE INDIVIDUAL NOMINEES STRIKE A LINE THROUGH THE NOMINEES' NAMES BELOW: 01 Phil Rafnson 02 Bevan Wright 03 Katherine D. Crothall, Ph.D. 04 John C. Stiska 05 Scott Anderson(2) To ratify the appointment of Haskell & White LLP as our independent registered public accounting firm for fiscal year ending June 30, 2023.FORAGAINSTABSTAINAs to any other matters that may properly come before the meeting or any adjournments, the proxy holders are authorized to vote in accordance with their best judgment.DateSignatureSignature, if held jointlyNote: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by a duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by an authorized person. To change the address on your account, please check the box at right and indicate your new address.* SPECIMEN *AC:ACCT999990.00

PROXY MOVING iMAGE TECHNOLOGIES, INC. ANNUAL MEETING OF STOCKHOLDERS APRIL 20, 2023THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED, OR IF NO CONTRARYDIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF THE DIRECTOR NOMINEES ANDFOR RATIFICATION OF THE APPOINTMENT OF HASKELL & WHITE LLP AS THE INDEPENDENTREGISTERED PUBLIC ACCOUNTING FIRM OF MOVING iMAGE TECHNOLOGIES, INC. FOR THE FISCALYEAR ENDING JUNE 30, 2023. THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY ON THEPROXY HOLDERS TO VOTE AS TO ANY OTHER MATTERS THAT MAY BE PROPERLY BROUGHT BEFORE THE ANNUAL MEETING.DETACH PROXY CARD HERE TO VOTE BY MAILMOVING iMAGE TECHNOLOGIES, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORSThe undersigned stockholder(s) of MOVING iMAGE TECHNOLOGIES, INC., a Delaware corporation (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated March 21, 2023, and hereby appoints each of Phil Rafnson and William J. Greene, or either of them as proxy and attorney-in-fact with full power of substitution and revocation, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Stockholders of the Company to be held on Thursday, April 20, 2023 at 10:00 a.m., local time, at the Company's offices located at 17760 Newhope Street, Suite B, Fountain Valley, California 92708, and at any adjournment or postponement thereof, and to vote all shares of capital stock that the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side.PLEASE INDICATE YOUR VOTE ON THE REVERSE SIDE (Continued and to be signed on Reverse Side)